                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      [The European Warrant Fund, Inc.]
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 17, 1999

To the Stockholders of
The European Warrant Fund, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at 10:00 a.m. Eastern Time, on June 17, 1999, for the following purposes:

     1. To elect one Director of the Fund (PROPOSAL 1).

     2. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the fiscal year ending March 31, 2000 (PROPOSAL 2).

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on April 30, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,
                                             MICHAEL QUAIN
                                             Secretary

May 10, 1999

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                              REGISTRATION                                        VALID SIGNATURE
-------------------------------------------------------------------------   ----------------------------
CORPORATE ACCOUNTS
(1) ABC Corp.............................................................   ABC Corp.
(2) ABC Corp.............................................................   John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer..............................................   John Doe
(4) ABC Corp. Profit Sharing Plan........................................   John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust............................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78......................................................   Jane B. Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA.......................................   John B. Smith
(2) John B. Smith........................................................   John B. Smith, Jr., Executor

                        THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 17, 1999

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The European Warrant Fund, Inc. (the "Fund") for use at its Annual Meeting of Stockholders to be held on June 17, 1999 at 10:00 a.m. Eastern Time, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, and at any adjournments thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders (the "Stockholders") is May 10, 1999. At the Annual Meeting, Stockholders will be asked to consider and vote upon the following:

     1. To elect one Director of the Fund (Proposal 1).

     2. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the fiscal year ending March 31, 2000 (Proposal 2).

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Proxy solicitations will be made, beginning on or about May 10, 1999, primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc. ("Julius Baer Securities" or the "Adviser"), the investment adviser of the Fund; and Investors Bank & Trust Company ("Investors Bank"), the custodian, administrator and transfer agent of the Fund. Julius Baer Securities is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, 16th Floor, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, (800) 848-3402, to solicit proxies on behalf of the Fund's Board of Directors for a fee not to exceed $7,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares (the "Shares").

     The Fund's Annual Report to Stockholders for the fiscal year ended March 31, 1999, containing audited financial statements may be obtained, without charge, by calling 1-800-387-3977 or mailing your request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

     Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

     In the event that a quorum is not present at the Annual Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

     The Fund has one class of common stock, which has a par value of $.001 per Share. On April 30, 1999, the record date, there were 11,966,469.936 Shares outstanding. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Stockholders at the Annual Meeting, with pro rata voting rights for any fractional Shares. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding shares as of the record date.

     The tellers appointed for the Annual Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count Shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions or "broker nonvotes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Directors (Proposal 1) and ratification of accountants (Proposal 2), neither withholding authority to vote nor abstentions or broker nonvotes have any effect on the outcome of the voting on the matter.

                        PROPOSAL 1: ELECTION OF DIRECTOR

     The first proposal to be considered at the Annual Meeting is the election of one (1) of the six (6) Directors of the Fund. The Board of Directors is divided into three classes and each year the term of office of one class expires. At the Annual Meeting, the election of Lawrence E. Fox--Class II Director is proposed, with Mr. Fox to hold office for a period of three years, and until his successor is elected and qualified. Mr. Fox currently serves as a Director of the Fund and has consented to continue to serve as a Director of the Fund if elected at the Annual Meeting. If the designated nominee declines or otherwise becomes unavailable for election, however, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees.

     Any Director may resign and any Director may be removed at any annual or special meeting of Stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the Stockholders, the Directors then in office will call a Stockholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board of Directors.

     Set forth below is certain information regarding the nominee for election to the Fund's Board of Directors.

                                                                                       AMOUNT AND NATURE OF
                                                                 SERVED AS             BENEFICIAL OWNERSHIP(2)
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER                        DIRECTOR              OF SHARES OF THE FUND AS
DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS                       SINCE       CLASS    OF MARCH 31, 1999
--------------------------------------------------------------   ---------    -----    ------------------------
Lawrence A. Fox, age 75,  ....................................      1990        II               1,189
  Consulting Economist.

     The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

                                                                                       AMOUNT AND NATURE OF
                                                                 SERVED AS             BENEFICIAL OWNERSHIP(2)
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER                        DIRECTOR              OF SHARES OF THE FUND AS
DIRECTORSHIPS(1) DURING THE PAST FIVE YEARS                       SINCE       CLASS    OF MARCH 31, 1999
--------------------------------------------------------------   ---------    -----    ------------------------
Martin Vogel*, age 35  .......................................      1997         I                  --
  Director of the Legal and Compliance Department, Julius Baer
  Investment Funds Services, Ltd. (Zurich) (1996-present);
  Attorney, Schaufelberger & van Hoboken (1994-1996);
  Attorney, Rohner & Partner (1993-1994). Secretary of the
  Board of Directors of the Luxembourg domiciled investment
  companies and of Julius Baer Investment Funds Services, Ltd.
  (1996-present).
Antoine Bernheim, age 45  ....................................      1990         I                  --
  President, Dome Capital Management Inc.; Chairman, Dome
  Securities Corp. (1995-present); President, The U.S.
  Offshore Funds Directory Inc.; Director, Dome Capital Ltd.;
  Director, College Savings Bank.
Bernard Spilko*, age 57  .....................................      1993       III               2,945
  Chairman of the Board; General Manager & Senior Vice
  President, Bank Julius Baer & Co., Ltd. (New York Branch);
  Director and Managing Director, Julius Baer Securities Inc.;
  Director, Baer American Banking Corp.; Chairman of Julius
  Baer Investment Funds.
Harvey B. Kaplan, age 61  ....................................      1990       III               1,755
  Controller (Chief Financial Officer), Easter Unlimited, Inc.
  (toy and novelty manufacturer and importer); Trustee, Julius
  Baer Investment Funds.
Thomas J. Gibbons, age 51  ...................................      1993       III                  --
  President, Cornerstone Associates Management (Consulting
  Firm).

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------

   *  "Interested person" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").
 (1)  Directorships of companies that are required to report to the Securities and Exchange Commission (the
      "SEC") or are registered as investment companies under the 1940 Act. Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for at least five years.
 (2)  For this purpose "beneficial ownership" is determined in accordance with Rule 13d-3 under the
      Securities Exchange Act of 1934 (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors. Mr. Spilko has shared voting power with respect to his Shares. As of March 31, 1999, the Directors and officers of the Fund collectively beneficially owned less than 1% of the outstanding Shares.

     The Board of Directors held ten meetings during the fiscal year ended March 31, 1999. All of the Directors attended at least 75% of the Board and Committee meetings of which they were members with the exception of Mr. Fox, who attended seven of the ten meetings. The following table lists the compensation paid to each of the Directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 1999. For purposes of this table the term "Fund Complex" includes all funds that have a common or affiliated investment adviser:

                              COMPENSATION TABLE*

                                      AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM
NAME OF PERSON, POSITION                FROM FUND               FUND AND FUND COMPLEX
-----------------------------------   ----------------------    -----------------------
Antoine Bernheim, Director.........           $8,500                    $ 8,500
Lawrence A. Fox, Director..........            8,250                      8,250
Thomas J. Gibbons, Director........            8,500                      8,500
Harvey B. Kaplan, Director.........            8,500                     14,750
                                              ------                    -------
          Total....................                                     $40,000
                                                                        -------
                                                                        -------

------------------
* The remainder of the Directors and officers of the Fund did not receive compensation from either the Fund or the Fund Complex. The Fund has no retirement or pension plan for its Directors and officers.

     The Board of Directors has an Audit Committee consisting of all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. Currently, Messrs. Bernheim, Fox, Gibbons and Kaplan comprise the Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee had two meetings during the fiscal year ended March 31, 1999. The Fund does not have a compensation or nominating committee. Compensation matters and nominations are considered by the Board of Directors. Nominees recommended by

Stockholders will be considered by the Board of Directors. Recommendations should be submitted in writing to the Secretary of the Fund.

     The executive officers of the Fund are listed in the table below, with the exception of its Chairman of the Board Mr. Spilko, for whom information is provided above. Mr. Huber and Messrs. Quain and Burger were first elected to offices of the Fund in 1992 and 1997, respectively. Messrs. Straehle, Santiago and Beauport were first elected to offices of the Fund in 1998. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

                                                                       PRINCIPAL OCCUPATIONS AND OTHER
                                                                      AFFILIATIONS DURING THE PAST FIVE
NAME, AGE                      POSITION                                             YEARS
----------------------------   ----------------------------------   -------------------------------------
Michael Quain, .............   President, Treasurer, Chief          First Vice President of Bank Julius
  age 41                       Financial Officer and Secretary      Baer & Co., Ltd. (New York Branch)
                                                                    and Vice President of Julius Baer
                                                                    Securities Inc.; President,
                                                                    Treasurer, Chief Financial Officer
                                                                    and Secretary, Julius Baer Investment
                                                                    Funds.

Hansruedi Huber, ...........   Chief Investment Officer             Senior Vice President of Investments,
  age 40                                                            Julius Baer Securities Inc.; Senior
                                                                    Vice President and Member of the
                                                                    Management Committee of Julius Baer
                                                                    Asset Management Ltd.

Philipp Burger, ............   Vice President and Investment        Vice President of Investments, Julius
  age 37                       Officer                              Baer Securities Inc.; First Vice
                                                                    President of Julius Baer Asset
                                                                    Management Ltd.

Joachim Straehle, ..........   Vice President                       Deputy Branch Manager--Senior Vice
  age 40                                                            President and Member of Management
                                                                    Committee of Bank Julius Baer & Co.,
                                                                    Ltd. (New York Branch), 1991-present;
                                                                    Head of Credit Department of Bank
                                                                    Julius Baer & Co., Ltd. (New York
                                                                    Branch), 1994-present; Vice
                                                                    President; Deputy Head of the Credit
                                                                    Department at Bank Julius Baer & Co.,
                                                                    Ltd. (New York Branch), 1991-1994.

                                                                       PRINCIPAL OCCUPATIONS AND OTHER
                                                                      AFFILIATIONS DURING THE PAST FIVE
NAME, AGE                      POSITION                                             YEARS
----------------------------   ----------------------------------   -------------------------------------
Hector Santiago, ...........   Vice President                       Vice President of Bank Julius Baer &
  age 30                                                            Co., Ltd. (New York Branch) and
                                                                    Julius Baer Securities, 1998-present;
                                                                    Assistant Vice President--Accounting,
                                                                    Operations & Trading Manager, EFG
                                                                    Capital Intl., 1996-1998; Assistant
                                                                    Vice President--Trading
                                                                    Manager/Treasurer, Coults & Co. (USA)
                                                                    Intl., 1988-1996.

Pierre Beauport, ...........   Assistant Treasurer                  Assistant Vice President of Bank
  age 29                                                            Julius Baer & Co., Ltd. New York
                                                                    Branch, 1998-present; Senior
                                                                    Analyst--Mutual Fund Administration
                                                                    at AMT Capital Services, Inc. and
                                                                    Investment Accountant at Furman Selz
                                                                    LLC, prior to 1998.

Paul J. Jasinski, ..........   Assistant Treasurer                  Managing Director, Investors Bank &
  age 52                                                            Trust Company, since 1990.

Jack W. Clark, .............   Assistant Treasurer                  Director, Investors Bank & Trust
  age 32                                                            Company, since November 1998;
                                                                    Manager, Investors Bank & Trust
                                                                    Company, January 1996 to October
                                                                    1998; Manager, Price Waterhouse, July
                                                                    1995 to July 1996; Senior Accountant,
                                                                    Price Waterhouse, July 1993 to July
                                                                    1995.

Susan C. Mosher, ...........   Assistant Secretary                  Director, Investors Bank & Trust
  age 44                                                            Company, since 1995; Associate
                                                                    Counsel, 440 Financial Group of
                                                                    Worcester, Inc., 1993 to 1995.

                                                                       PRINCIPAL OCCUPATIONS AND OTHER
                                                                      AFFILIATIONS DURING THE PAST FIVE
NAME, AGE                      POSITION                                             YEARS
----------------------------   ----------------------------------   -------------------------------------
Andrew S. Josef, ...........   Assistant Secretary                  Director, Investors Bank & Trust
  age 35                                                            Company, since May 1997; Senior
                                                                    Associate, Sullivan & Worcester LLP,
                                                                    November 1995 to May 1997; Associate,
                                                                    Goodwin, Procter & Hoar, January 1993
                                                                    to November 1995.

REQUIRED VOTE

     Election of the listed nominee for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE.

                  PROPOSAL 2: RATIFICATION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110, has served as independent accountants for the Fund since the Fund's commencement of operations on July 17, 1990, and is being recommended by the Directors of the Fund to serve in such capacity for the Fund's fiscal year ending March 31, 2000. The Board of Directors of the Fund approved KPMG as independent accountants of the Fund at a Board of Directors Meeting held on March 17, 1999.

     KPMG also serves as independent accountants for Julius Baer Investment Funds, an investment company affiliated with the Fund, but has no relationship with such funds other than as independent accountants. During the fiscal year ending March 31, 1999, the services provided to the Fund by KPMG included examination of financial statements, review of filings with the SEC and tax returns. No other services were provided by KPMG to the Fund.

     It is intended that proxies not limited to the contrary will be voted in favor of ratifying KPMG as independent public accountants to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending March 31, 2000. KPMG has no direct or material indirect interest in the Fund. Representatives of KPMG are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

REQUIRED VOTE

     A majority of the votes cast at the Annual Meeting, in person or by proxy, is required for ratification of KPMG as independent accountants for the Fund.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP, AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION
                      SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by Stockholders of the Fund that are intended to be presented at the Fund's next annual meeting of Stockholders to be held in 2000 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than January 31, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc. and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 1999.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        THE EUROPEAN WARRANT FUND, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Michael Quain, Bernard Spilko or Andrew S. Josef and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The European Warrant Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the office of the Fund, 330 Madison Avenue, New York, New York 10017 on June 17, 1999 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

    This Proxy, if properly executed, will be voted in the manner directed by the undersigned Stockholder.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTOR AND FOR PROPOSAL 2. Please refer to the Proxy Statement for a discussion of the Proposals.

    Please vote by filling in the appropriate box below.

1. ELECTION OF DIRECTOR        FOR / /                                         WITHHOLD AUTHORITY / /

                           Lawrence A. Fox--Class II

  ______________________________________________________________________________

                                  (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

2. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund.
                     / / FOR    / / AGAINST    / / ABSTAIN

                                                   Date __________________, 1999
                                                   _____________________________
                                                           Signature(s)
                                                   _____________________________
                                                     (Title(s), if applicable)
                                                   NOTE: Please sign exactly as
                                                   your name appears on this
                                                   Proxy. If joint owners,
                                                   EITHER may sign this Proxy.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee, guardian or
                                                   corporate officer, please
                                                   give your full title.

             PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE
                 PROVIDED